Joint Filer Information

Title of Security:           Common Stock

Issuer & Ticker Symbol:      CPEX Pharmaceuticals, Inc. (CPEX)

Designated Filer:            Black Horse Capital Advisors LLC

Other Joint Filers:          Black Horse Capital LP ("Black Horse Capital Fund")
                             Black Horse Capital (QP) LP ("Black Horse QP Fund")
                             Black Horse Capital Offshore Ltd.
                                 ("Black Horse Offshore Fund")
                             Black Horse Capital Management LLC
                                 ("Black Horse Management")
                             Brian Sheehy
                             Dale Chappell

Addresses:                   The address of each of Black Horse Capital Fund,
                             Black Horse QP Fund, Black Horse Management and
                             Messrs. Sheehy and Chappell is 338 S. Sharon Amity
                             Road, #202, Charlotte, North Carolina 28211.

                             The address of Black Horse
                             Offshore Fund is c/o M&C
                             Corporate Services Limited, P.O.
                             Box 309GT, Ugland House, South
                             Church Street, George Town,
                             Grand Cayman, Cayman Islands.

Signatures:


Dated:  July 15, 2008

                            BLACK HORSE CAPITAL LP
                            By: Black Horse Capital Management LLC,
                                As General Partner


                                By: /s/ Dale Chappell
                                    ----------------------------------
                                        Dale Chappell, Managing Member


                            BLACK HORSE CAPITAL (QP) LP
                            By: Black Horse Capital Management LLC,
                                As General Partner


                                By: /s/ Dale Chappell
                                    ----------------------------------
                                        Dale Chappell, Managing Member


                            BLACK HORSE CAPITAL OFFSHORE LTD.


                                By: /s/ Dale Chappell
                                    ----------------------------------
                                        Dale Chappell, Director


                            BLACK HORSE CAPITAL MANAGEMENT LLC


                            By: /s/ Dale Chappell
                                ----------------------------------
                                    Dale Chappell, Managing Member


                            /s/ Dale Chappell
                            -----------------
                                Dale Chappell


                            /s/ Brian Sheehy
                            -----------------
                                Brian Sheehy